UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 19, 2010

Alliance Data Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15749	31-1429215
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17655 Waterview Parkway, Dallas, Texas		75252
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 348-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2010, the Compensation Committee of the Board of Directors of Alliance Data Systems Corporation (the "Company"), and on February 11, 2010, the Board of Directors of the Company, approved long-term equity incentive compensation awards for the Company’s executives and senior leaders, and such awards were granted on February 22, 2010. The long-term equity incentive compensation awards consist of 80% performance-based restricted stock units and 20% time-based restricted stock units and were made pursuant to the Company’s 2005 Long Term Incentive Plan. The performance restriction on the performance-based restricted stock unit awards will lapse provided that the Company’s 2010 cash earnings per share meets or exceeds $5.11 to achieve 50% of the target award; $5.68 to achieve 100% of the target award; and $6.25 to achieve 150% of the target award, with a fixed scale between $5.11 and $5.68. Upon achievement of the performance target, the performance restriction will lapse with respect to 33% of the award on February 22, 2011, with respect to an additional 33% of the award on February 22, 2012 and with respect to the final 34% of the award on February 22, 2013 (each such date a "Vesting Date") provided that the participant is employed by the Company on each such Vesting Date. The same percentages and Vesting Dates apply to the time-based restricted stock unit awards.

The total target number of time-based restricted stock units (TBRSU) and performance-based restricted stock units (PBRSU), which may be adjusted up or down based on the Company’s performance as described, granted to the Company’s chief executive officer, chief financial officer and next three most highly compensated executive officers are as follows:

Edward J. Heffernan, President and Chief Executive Officer: 36,928 (PBRSU); 9,232 (TBRSU)
Charles L. Horn, EVP and Chief Financial Officer: 13,296 (PBRSU); 3,324 (TBRSU)
Ivan M. Szeftel, EVP and President, Retail Credit Services: 29,880 (PBRSU); 7,470 (TBRSU)
Bryan A. Pearson, EVP and President, Loyalty Services: 23,632 (PBRSU); 5,908 (TBRSU)
Bryan J. Kennedy, EVP and President, Epsilon Marketing Services: 21,416 (PBRSU); 5,354 (TBRSU)

Effective February 19, 2010, the Compensation Committee of the Board of Directors of the Company approved the separation of Michael D. Kubic from the Company. Mr. Kubic most recently served as Senior Vice President, Corporate Controller and Chief Accounting Officer of the Company. Effective February 25, 2010, the Board of Directors appointed Laura Santillan as Senior Vice President, Chief Accounting Officer and designated Ms. Santillan a Section 16 officer of the Company. Ms. Santillan, age 38, joined the Company in 2004 and has served in various capacities of increasing responsibility, most recently as Vice President, Finance since October 2007 and Senior Vice President, Finance since December 2009. Before joining the Company, she served as Senior Manager of Reporting for Dresser, Inc. from February 2002 to February 2004 and Director of Financial Reporting for Wyndham International, Inc. from 1997 to 2002. Prior to that, she was with Ernst & Young LLP from 1993 to 1997. Ms. Santillan holds a bachelor’s degree from Southern Methodist University and is a Certified Public Accountant in the State of Texas. Ms. Santillan has no family relationships with executive officers or directors of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

February 25, 2010	By:	Edward J. Heffernan

Name: Edward J. Heffernan
Title: President and Chief Executive Officer